2011 Annual Meeting Hershey, PA May 6, 2011 Exhibit 99.1

2 William J. Reuter Chairman & CEO

3 I pledge allegiance to the flag of the United States of America and to the republic for which it stands: one nation under God, indivisible, with liberty and justice for all.

Nominations to Board of Directors
Nominations to Board of Directors
Anthony J. Agnone, Sr.
Wayne E. Alter, Jr.
Peter DeSoto
Eddie L. Dunklebarger
Henry R. Gibbel
Bruce A. Hepburn
Donald L. Hoffman
Sara G. Kirkland
Guy W. Miller, Jr.
Michael A. Morello
Scott J. Newkam
E. Susan Piersol
William J. Reuter
Christine Sears
James A. Ulsh
Roger V. Wiest, Sr.

Additional Orders of Business
Additional Orders of Business
Increase Authorized Shares to 400 Million
2011 Employee Stock Purchase Plan
Short-Term Incentive Plan
Advisory Vote on Executive Compensation
Advisory Vote on Frequency of Future Votes on Executive
Compensation
Ratification of PricewaterhouseCoopers LLP as Independent
Registered Public Accountants

Additional Orders of Business
Additional Orders of Business
Approval and Adoption of Agreement and Plan of Merger with
Abington Bancorp, Inc.
Approval of Adjournment, If Necessary, to Solicit Additional
Proxies in Favor of Merger Approval

Voting Results
Voting Results
Directors Elected
Increase Authorized Shares to 400 Million
2011 Employee Stock Purchase Plan
Short-Term Incentive Plan
Advisory Vote on Executive Compensation
Advisory Vote on Frequency of Future Votes on Executive
Compensation
Ratification of PricewaterhouseCoopers LLP as Independent
Registered Public Accountants

Voting Results
Voting Results
Approval and Adoption of Agreement and Plan of Merger with
Abington Bancorp, Inc.
Approval of Adjournment, If Necessary, to Solicit Additional
Proxies in Favor of Merger Approval

12
Forward-Looking Statements
Forward-Looking Statements
During the course of this presentation, we may make projections and other forward-looking statements regarding events or the future financial performance of Susquehanna, including the impact of the announced acquisition of Abington
Bancorp.  We wish to caution you that these forward-looking statements may differ materially from actual results due to a number of risks and uncertainties.
For a more detailed description of the factors that may affect Susquehanna’s operating results, we refer you to our filings with the Securities & Exchange
Commission, including our quarterly report on Form 10-Q for the quarter ended
March 31, 2011, and our annual report on Form 10-K for the year ended
December 31, 2010. Susquehanna assumes no obligation to update the forward-looking statements made during this presentation.
For more information, please visit our Web site at:
www.susquehanna.net

13
Susquehanna Profile
with Abington Bancorp
Susquehanna Profile
with Abington Bancorp
Company Statistics
242 branches in PA, NJ, MD, WV
$15 billion in assets
$10 billion in deposits
Approx. $6.5 billion in assets under management & administration
Shareholder Base
Approx. 157 million shares outstanding
Approx. 31,000 shareholders (record and street)
Approx. 64% institutional holders

14 2010 Accomplishments 2010 Accomplishments Improved credit quality; diversified risk in portfolio

15 Credit Quality Trends Credit Quality Trends Net charge-offs and non-performing assets showed steady improvement during 2010 Net charge-offs Non-performing assets

16 Loan Trends Loan Trends 2009 2010 Target Consumer 12.5% 13.3% 15% Commercial Real Estate 31.1 31.0 25 Residential Real Estate 24.1 27.7 25 Construction 11.3 9.1 10 Commercial 21.0 18.9 25

17 2010 Accomplishments 2010 Accomplishments Improved credit quality; diversified risk in portfolio Grew core deposits

18 Deposit Trends Deposit Trends 2009 2010 Target CDs 41.3% 37.0% 33% Core 58.7 63.0 67

2010 Accomplishments
2010 Accomplishments
Improved credit quality; diversified risk in portfolio
Grew core deposits
Raised $395 million in capital and
repaid TARP Capital Purchase Program investment

2010 Capital Raise
2010 Capital Raise
Raised total of $395 million in capital
$345 million in common
$50 million in trust preferred
TARP Capital Purchase Program
Repaid final installment of $300 million in December 2010
Repurchased warrant in January 2011
Total return to U.S. Treasury: $29 million

Strong Capital Position
Strong Capital Position
SUSQ*
Peer Median**
Basel III
Requirement
Tier 1
Common
Total
Risk-Based
* Pro-forma for Abington acquisition
** Peers include FMER, FNB, FNFG, FULT, NPBC, VLY, WBS; 4Q2010
10.58%
10.16%
7.00%
15.42%
12.91%
10.5%

2010 Accomplishments
2010 Accomplishments
Improved credit quality; diversified risk in portfolio
Grew core deposits
Raised $395 million in capital and
repaid TARP Capital Purchase Program investment
Expanded branch network and banking services

Expanding Branch Presence
Expanding Branch Presence
Opened or relocated five
branches in 2010
Greater customer convenience
Better visibility
Marlton, NJ
Philadelphia, PA
Lancaster, PA
Hagerstown, MD
Towson, MD

Strengthening Market Presence
Strengthening Market Presence
Market
Rank: 1-4 5-10 Other
Lancaster, PA Baltimore, MD Philadelphia, PA
Hagerstown, MD Harrisburg, PA Allentown, PA
York, PA Reading, PA Hazleton, PA
Vineland, NJ Lewisburg, PA
Williamsport, PA Hammonton, NJ
Chambersburg, PA Ocean City, MD
Cumberland, MD
Sunbury, PA
Gettysburg, PA
Pottsville, PA
Selinsgrove, PA
In last 5 years, Susquehanna improved market rank in 15 of 20 MSAs
One of only two $10 billion+ banks with significant concentration of deposits in
Mid-Atlantic region*
*Susquehanna pro-forma for Abington acquisition; banks & thrifts with PA/MD/NJ deposits=90%+ of total deposits

Strong Demographic Markets
Strong Demographic Markets
Population in Susquehanna markets approaching 10 million
SUSQ* U.S.
Median Household
Income $58,100 $54,400
Projected Household
Income Growth
2010-2015 13.6% 12.4%
* Pro-forma for Abington acquisition

26 Enhancing Services and Brand Presence Enhancing Services and Brand Presence Deposit Products 1-2-3 CD Consumer Lending Home Equity Loans and Lines of Credit Auto Loans

27 Enhancing Services and Brand Presence Enhancing Services and Brand Presence Image Advertising Campaign “Doing What Counts” Social media tools to further build relationships Connections Blog Twitter

2010 Accomplishments
2010 Accomplishments
Improved credit quality; diversified risk in portfolio
Grew core deposits
Raised $395 million in capital and
repaid TARP Capital Purchase Program investment
Expanded branch network and banking services
Enhanced corporate governance

Enhanced Corporate Governance
Enhanced Corporate Governance
Appointed Lead Director
Established Risk Committee on Board of Directors
Enterprise risk management
Challenges and opportunities of Dodd-Frank Act

Challenges to
Increasing Profitability
Challenges to
Increasing Profitability
Uneven pace of economic recovery
Increase in energy costs
Impacts three keys to increasing profitability:
Credit quality
Loan growth
Interest rate increase
Regulatory Changes
Dodd-Frank Wall Street Reform and Consumer Protection Act
Interchange fee cap
FDIC insurance costs
Likely to reduce revenue and increase costs

2011 Initiatives
2011 Initiatives
Monitor and prepare for regulatory changes
Support industry government-relations efforts
Contingency planning
Grow revenue in competitive environment
Business banking
Consumer lending
Continue improvement in credit quality
Grow deposits, with focus on core deposits
Increase in earnings and dividends

32 Strategic Acquisition of Abington Bancorp 32

Abington Acquisition Summary
Abington Acquisition Summary

Low-risk, fill-in transaction expanding Susquehanna’s footprint into highly attractive demographic markets
Significant opportunity for deposit, loan, and fee income
generation by delivering on Susquehanna’s full-service
platform to wealthy markets
Capital accretive transaction; potential to drive earnings
accretion through deployment of excess capital

Susquehanna’s Strengths
Susquehanna’s Strengths

Diversified financial holding company
Strong fee income generating subsidiaries
Well positioned in attractive growth markets (Philadelphia, Baltimore)
Franchise that would be difficult to replicate
Fortress balance sheet with strong capital position
Current stock price not reflective of underlying franchise value

Questions and Answers Questions and Answers Microphones are available at the front of the aisles.

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